CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                  EXHIBIT 10.4

                            PURCHASE/SUPPLY AGREEMENT

                                    REGARDING

                                     IB-367

                                     BETWEEN

                          FERRING PEPTIDE PRODUCTION AB
                       P.O. BOX 30047, SOLDATTORPSVAGEN 5
                                  S-20061 MALMO
                                     SWEDEN

                                       AND

                          POLYPEPTIDE LABORATORIES A/S
                                 HERREDSVEJEN 2
                                  3400 HILLER0D
                                     DENMARK

                      JOINTLY REFERRED TO AS "POLYPEPTIDE"

                                       AND

                       INTRABIOTICS PHARMACEUTICALS, INC.
                                 816 KIFER ROAD
                                    SUNNYVALE
                                CALIFORNIA 94086

                                       USA


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       1.

         This Agreement is entered into on the 3rd day of January, 1997, between POLYPEPTIDE LABORATORIES A/S, a Danish company incorporated under the laws of Denmark, with its registered offices at Herredsvejen 2,3400 Hillerod, Denmark and FERRING PEPTIDE PRODUCTION AB, a Swedish company incorporated under the laws of Sweden, with its registered office at Soldattorpsvagen 5, S-20061 Malmo, Sweden (hereinafter jointly referred to as POLYPEPTIDE), and INTRABIOTICS PHARMACEUTICALS, INC., a company incorporated in the state of Delaware under the laws of the United States, with its registered offices at 816 Kifer Road, Sunnyvale, California 94086, USA (hereinafter referred to as INTRABIOTICS).

         WHEREAS, the parties now wish to enter into a long-term business relationship under which POLYPEPTIDE will supply to INTRABIOTICS the Drug Substance IB-367 hereafter referred to as the "Product" for marketing world-wide. Therefore the parties agree on the following:

         As used herein, each of the following defined terms shall have the meaning specified:

         "Affiliate" of a Party shall mean an entity: (i) in which at least 50 per cent of the voting shares or other means of control of such entity are owned or controlled by such Party, or (ii) which owns or controls at least 50 per cent of the voting shares of such Party, or (iii) in which at least 50 per cent of such ownership or control is owned or controlled by an entity owning or controlling at least 50 per cent of the voting shares of such Party.

         "cGMP" shall mean the current good manufacturing practices regulations now set forth in Part 211 of Title 21 of the U.S. Code of Federal Regulations, as hereafter revised and amended.

         "Product" shall mean the compound as described in the Specification manufactured according to the process developed under the Development Supply Agreement entered into between INTRABIOTICS and POLYPEPTIDE on the date hereof.

         "Specification" shall mean the specifications set forth in Annex 1 to this Agreement as may be modified from time to time as directed by IntraBiotics.

         "Party" shall mean INTRABIOTICS or POLYPEPTIDE and, when used in the plural, shall mean INTRABIOTICS and POLYPEPTIDE.

         "Manufacturing Cost" shall mean, for each gram of Product manufactured, the cost to POLYPEPTIDE for [ * ] relating to the manufacture of Product, and other costs to manufacture Product under current generally accepted accounting principles, all such costs and charges to be calculated on the basis consistently applied to all other products manufactured by POLYPEPTIDE at the facility or facilities used to manufacture Product.

1.       SUPPLY ARRANGEMENT

         This entire agreement is conditional upon:

         - INTRABIOTICS deciding to use the Process developed under the Development Supply Agreement entered into between INTRABIOTICS and POLYPEPTIDE on the date hereof for producing the Product for commercial sale.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       2.

         - INTRABIOTICS notifying POLYPEPTIDE on its decision to produce the Product for commercial sales with the lead times stated in clause 3.1.

         Given that these conditions are fulfilled POLYPEPTIDE shall supply to INTRABIOTICS and its sublicensees and distributors bulk quantities of the Product made in accordance with the Specification. The supply of the Product is made to INTRABIOTICS in accordance with Annex 2, Purchase/Supply Schedules, which shall be provided by INTRABIOTICS to POLYPEPTIDE according to clause 3.2 and 3.3, and the individual purchase orders placed by INTRABIOTICS consistent herewithwhereby the actual delivery dates are defined.

2.       PURCHASE/SUPPLY

         Under this Agreement and subject to POLYPEPTIDE's ability to supply, INTRABIOTICS is obliged to purchase at least [ * ] per cent of its world-wide needs of the Product on an annual basis from POLYPEPTIDE. If INTRABIOTICS licenses the Product to a third party it shall in good faith attempt to obtain for the benefit of POLYPEPTIDE a purchase/supply agreement between the licensee and POLYPEPTIDE on substantially the same terms as this Agreement.

         If INTRABIOTICS licenses the Product to a third party and such third party does not enter into a purchase/supply agreement with POLYPEPTIDE and as a consequence the purchases made by INTRABIOTICS under this Agreement come to an end or are significantly reduced (a significant reduction for this purpose being a reduction of [ * ]% within any [ * ] period as compared to the preceding
[ * ]) then:

         (a) In the case that the purchases are significantly reduced INTRABIOTICS shall honour existing purchase orders on the scheduled dates and shall within [ * ] of the occurrence of the significant reduction in purchases, purchase a proportional part (corresponding to the percentage reduction in purchases) of existing stocks of finished inventory of Product produced on the basis of INTRABIOTICS Purchase/Supply Schedules in accordance with clause 3 at the then established price according to clause 4. [ * ] sole option, [ * ] shall within [ * ] of the occurrence of the significant reduction in purchases, either purchase a proportional part (corresponding to the percentage reduction in purchases) of the inventory of raw materials purchased and intermediates produced on the basis of INTRABIOTICS Purchase/Supply Schedules in accordance with clause 3 at a price equal to [ * ], or request POLYPEPTIDE to complete the manufacture of such raw materials and intermediates into finished inventory of Product which INTRABIOTICS will purchase at the then established price according to clause 4.

         (b) In the case that the purchases come to an end INTRABIOTICS shall honour existing purchase orders on the scheduled dates and shall within [ * ] of the last existing purchase order being delivered purchase all existing stocks of finished inventory of Product produced on the basis of INTRABIOTICS Purchase/Supply Schedules in accordance with clause 3 at the then established price according to clause 4. At INTRABIOTICS sole option, INTRABIOTICS shall within [ * ] of the last existing purchase order being delivered either purchase all of the inventory of raw materials purchased and intermediates produced on the basis of INTRABIOTICS Purchase/Supply Schedules in accordance with Clause 3 at a price equal to

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       3.

[* ], or request POLYPEPTIDE to complete the manufacture of such raw materials and intermediates into finished inventory of Product which INTRABIOTICS will purchase at the then established price according to clause 4.

3.       PURCHASE/SUPPLY SCHEDULES

         Following the completion of Phase II clinical studies INTRABIOTICS shall advise POLYPEPTIDE of its estimate of the market potential of the Product to assist POLYPEPTIDE in its long term planning. Such estimates are indicative only and shall be non-binding on the Parties.

         3.1 For quantities of Product to be delivered during the first year of commercial supply of the Product the following shall apply:

                  (a) For quantities up to [ * ] the purchase order from INTRABIOTICS shall be given [ * ] in advance.

                  (b) For quantities in excess of [ * ] and up to [ * ] purchase orders shall be given at least [ * ] in advance.

                  (c) For quantities between [ * ] purchase orders shall be given at least [ * ] in advance.

                  (d) For quantities above [ * ] purchase orders shall be given at least [ * ] in advance.

         3.2 From the first anniversary of the first delivery of the Product hereunder and onwards INTRABIOTICS shall by [ * ] of each calendar year render to POLYPEPTIDE newly revised Purchase/Supply Schedules. Each Purchase/Supply Schedule will be for the following [ * ] months.

         POLYPEPTIDE is obliged to supply the Product according to INTRABIOTICS' purchase order provided that such purchase order is placed [ * ] prior to the requested delivery date. If INTRABIOTICS places orders for quantities in any calendar quarter exceeding [ * ] of the quantities purchased in the previous calendar quarter then POLYPEPTIDE will use its best efforts to deliver the additional quantities within a reasonable period of time.

         With respect to each Purchase/Supply Schedule in effect from time to time INTRABIOTICS is obliged to purchase at least [ * ] of the volume of the first [ * ] of such Purchase/Supply Schedule.

         3.3      The supply and forecasting procedure outlined above in clause
3.2 shall govern annual supplies of Product up to [ * ]. For annual supplies above [ * ] the Parties shall negotiate in good faith a new supply and forecasting procedure to replace 3.2.

         In the event that the Parties fail to agree a new procedure, clause 3.2 shall remain in force and govern the supply of up to [ * ] of Product per year. INTRABIOTICS in addition may place additional binding purchase orders at least
[ * ] in advance of the requested delivery date for such


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       4.

additional supplies of Product provided that such additional supplies are within the volumes in the Purchase/Supply Schedules in effect from time to time and provided that the purchase orders for any given calendar [ * ] period do not exceed the preceding calendar [ * ] period by more than [ * ]. POLYPEPTIDE shall accept such purchase orders.

         3.4 If at any time POLYPEPTIDE shall be unable to supply Product to INTRABIOTICS (other than as excused hereunder by virtue of force majeure) then this shall be considered a material breach of this Agreement. In addition, if POLYPEPTIDE shall be unable to supply or POLYPEPTIDE terminates this Agreement other than pursuant to clause 9.2, POLYPEPTIDE shall grant to INTRABIOTICS the [ * ] right to manufacture the Product under [ * ], and shall promptly disclose and transfer to INTRABIOTICS at [ * ], such information as INTRABIOTICS shall reasonably require in order to make such Product or have such Product made on its behalf. Upon request by INTRABIOTICS, POLYPEPTIDE shall further provide to INTRABIOTICS at [ * ] assistance from and access to appropriate POLYPEPTIDE personnel as reasonably required to facilitate the establishment of a reliable source of supply of materials to INTRABIOTICS with a minimum of "down-time".

4.       PRICES

         4.1 The price per delivery shall be based on the total quantity to be purchased by INTRABIOTICS for the 12 months' period in question according to the Purchase/Supply Schedule. For the period from the signature of this agreement until December 31, 1998 the prices shall be calculated pursuant to the following scale:


                              VOLUME BAND
                                 [ * ]                             PRICE USD PER [ * ]
                                 [ * ]                                    [ * ]
                                 [ * ]                                    [ * ]
                                 [ * ]                                    [ * ]
                                 [ * ]                                    [ * ]
                                 [ * ]                                    [ * ]
                                 [ * ]                                    [ * ]
                                 [ * ]                                    [ * ]

         4.2 The prices stated in clause 4.1 are based on the following two basic assumptions: (i) that the cyclization of the linear peptide to form the Product through the formation of the two disulfide bridges has a yield of at least [ * ] as measured by [ * ] with [ * ] at [ * ], and (ii) the Specification is as set out in Annex 1 upon signing this Agreement.

         When the commercial scale-up process is defined the parties shall review any change in price in the light of the then calculated Manufacturing Cost based on the then current Specification and process. Provided that the cyclization yield is still at least [ * ] and there have been no changes to the Specification affecting Manufacturing Cost, then the price formula as outlined in clause 4.3 shall be applicable to the prices listed in clause 4.1. If either of the two basic


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       5.

assumptions have changed and it can be demonstrated that these changes have increased or decreased the Manufacturing Cost of the Product then the parties shall negotiate appropriate changes in the prices listed in clause 4.1. In the event that the Parties are unable to reach agreement on a revised price within [ * ] of starting negotiations then, upon notice from either Party, [ * ].

         4.3 Every [ * ] thereafter the prices shall be negotiated and approved by the parties for the forthcoming [ * ] period. These negotiations will end no later than 1 month before the beginning of the forthcoming [ * ] period. The negotiations on the price shall take into consideration increases or decreases in the costs of [ * ], and the interest of both parties to optimise the overall profitability. The adjusted price applies to all deliveries in the following [ * ] period. In the event that the exchange rate between the Danish Kroner and US Dollar fluctuates more than [ * ] in the intervening period between [ * ] price reviews, the Parties shall review, within [ * ] of such fluctuation being identified by either Party, the effect of such currency fluctuation on costs and revenues and prices in accordance with this clause.

         4.4 If the parties cannot agree an a new price and POLYPEPTIDE's Manufacturing Cost within the same Volume Band above has increased, the former agreed price shall be changed for the next [ * ] period by an amount corresponding to the change of the lower of [ * ] for the preceding [ * ], published by the US Department of Commerce, or the [ * ] over the preceding
[ * ].

         If the parties cannot agree on a new price and POLYPEPTIDE's Manufacturing Cost within the same Volume Band above has decreased, the former agreed price shall be decreased for the next [ * ] period by an amount corresponding to [ * ] percent of [ * ].

         4.5 If at any time after the scale-up Process has been defined, cf. clause 4.2, INTRABIOTICS shall modify the Specification and it can be demonstrated that such modifications have increased or decreased the Manufacturing Cost of the Product, then the Parties shall negotiate appropriate changes in the then current prices. In the event that the Parties are unable to reach agreement on a revised price within [ * ] of starting negotiations then, upon notice from either Party, [ * ].

         4.6 If during a given [ * ] period INTRABIOTICS has obtained supplies of the Product at prices based on a Purchase/Supply Schedule which INTRABIOTICS has not been able to fulfil, or has purchased quantities in excess of the quantities on which the prices have been based, INTRABIOTICS' [ * ] for the [ * ] period in question shall be adjusted accordingly in the following
[ * ]. Any amount owed by INTRABIOTICS to POLYPEPTIDE due to such adjustment shall be paid no later than [ * ] after the beginning of the next [ * ] period. Any amount owed by POLYPEPTIDE to INTRABIOTICS shall be [ * ].

5.       PAYMENTS

         5.1 The Product shall be invoiced at shipment to INTRABIOTICS in US dollars ("USD").


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       6.

         5.2 Payments shall be made by INTRABIOTICS to POLYPEPTIDE at the latest [ * ] from date of invoice. Date of invoice shall not precede date of shipment of the Product together with information necessary to verify acceptable quality and conformance to all applicable specifications for each batch manufactured by POLYPEPTIDE.

6.       DELIVERY AND ORDERING OF THE PRODUCT

         6.1 POLYPEPTIDE shall deliver to INTRABIOTICS all the Product in a timely fashion, subject to the requirements of this Agreement and individual purchase orders. Based on the Purchase/Supply Schedule INTRABIOTICS shall give to POLYPEPTIDE confirmed purchase orders at least [ * ] prior to the requested delivery date unless otherwise stated in this Agreement and POLYPEPTIDE shall deliver the Product no later than the requested delivery date provided such purchase orders are in keeping with the most recently revised Purchase/Supply Schedule as outlined in clause 3.1, 3.2 and 3.3. All Product shall be shipped to INTRABIOTICS by POLYPEPTIDE at least [ * ] before the Product's date of reanalysis according to the Specification.

         6.2 The Product is to be shipped [ * ], as that term is generally understood in accordance with "Incoterms". POLYPEPTIDE shall package materials for shipment in accordance with the Specification and all applicable laws, as supplemented (to the extent not inconsistent therewith) by POLYPEPTIDE's then current standard operating practices. POLYPEPTIDE shall split shipments upon the reasonable request of INTRABIOTICS.

         POLYPEPTIDE shall provide shipping documentation in accordance with that requested in INTRABIOTICS' purchase order, as well as (in advance if possible): (i) a certificate of analysis, (ii) batch record, and (iii) such other documentation relating to the Product as INTRABIOTICS may reasonably request in writing from time to time, for each production lot included in the shipment.

         6.3 In the event of loss or damaged shipment hereunder subject to clause 6.4 POLYPEPTIDE shall use its reasonable best efforts to replace said shipment within [ * ] of notification of loss or damage by INTRABIOTICS.

         6.4      (a)      INTRABIOTICS shall be deemed to have accepted
delivery of Product supplied hereunder unless INTRABIOTICS shall have notified POLYPEPTIDE of any non-conformity in respect of a shipment within [ * ] following INTRABIOTICS' receipt of same.

                  (b) Any claim of nonconformity hereunder shall be accompanied by a report of analysis of the allegedly nonconforming material prepared by or on behalf of INTRABIOTICS. If POLYPEPTIDE confirms INTRABIOTICS' claim of nonconformity, POLYPEPTIDE shall replace the nonconforming goods with conforming goods within [ * ] and refund the entire purchase price of the nonconforming goods to INTRABIOTICS within [ * ]. INTRABIOTICS shall pay for the replacement conforming goods within [ * ] of receipt. Pursuant to written directions from POLYPEPTIDE, INTRABIOTICS shall either return the nonconforming goods to POLYPEPTIDE, or destroy same, [ * ].


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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       7.

                  (c) In case of disagreement between the parties regarding the conformity or nonconformity of a delivery of the Product, the parties shall refer the matter for review and/or analysis and final settlement to an independent expert laboratory to be agreed by both of them. The costs of such expertise and analysis shall [ * ].

7.       POLYPEPTIDE MANUFACTURING FACILITIES

         7.1 POLYPEPTIDE represents and warrants that it will maintain suitable manufacturing facilities and equipment for manufacturing of the Product pursuant to this Agreement.

         7.2 POLYPEPTIDE will comply with the requirements set forth by relevant governmental authorities for POLYPEPTIDE's facilities for manufacture of the Product for use in human pharmaceuticals. Relevant governmental authorities include but is not limited to the regulatory authorities of the United States of America, the European Union, other European states, and Japan.

         7.3 [ * ] shall maintain and regularly update the DMF as necessary to comply with applicable laws and regulations and to accurately reflect its then current manufacturing procedures. [ * ] shall have the [ * ] right to reference and otherwise use or direct the use of the DMF; provided, however, that INTRABIOTICS shall be free, in its sole discretion, to [ * ]. [ * ] shall not abandon or otherwise fail to maintain the DMF without first offering to assign the DMF to [ * ].

         7.4 Product supplied by POLYPEPTIDE to INTRABIOTICS shall be manufactured, stored, and shipped by POLYPEPTIDE in compliance with all applicable laws and regulations, including cGMP regulations, in accordance with the master batch record maintained by POLYPEPTIDE, the DMF submitted by POLYPEPTIDE, and the Specification. POLYPEPTIDE shall be free to change its manufacturing specification or manufacturing directions with respect to the Product only with the prior consent of INTRABIOTICS. Such consent shall not be unreasonably withheld.

7.5 POLYPEPTIDE shall perform or cause to be performed all quality control tests and assays on raw and packaging materials and intermediates used in preparing and shipping Product hereunder, all in a manner consistent with the Specification and with POLYPEPTIDE'S reasonable internal quality control procedures. POLYPEPTIDE shall retain records pertaining to such testing and, to the extent required by law or as reasonably required by INTRABIOTICS in order to prepare for or defend against litigation brought by third parties, POLYPEPTIDE shall provide INTRABIOTICS and its licensees with access to and copies of such batch records and file samples.

         7.6 POLYPEPTIDE shall notify INTRABIOTICS promptly of any correspondence to or from, or inspections by, relevant governmental authorities relating to the Product or the manufacture thereof and shall promptly provide copies of such correspondence or reports of such inspections. This includes any FDA form 483 in the form that would be available under the


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                                       8.

Freedom of Information Act or other equivalent forms from another relevant regulatory authority.

         7.7 POLYPEPTIDE shall promptly inform INTRABIOTICS of any complaint or inquiry of which it becomes aware which raise potentially serious quality, health, safety or regulatory concerns regarding the Product.

         7.8 Should the relevant governmental authorities, for reasons for which POLYPEPTIDE bears the responsibility, withdraw the approval of manufacture of the Product for use in human pharmaceuticals and as a consequence thereof demand that the Product delivered under this agreement may not be used by INTRABIOTICS in its products. INTRABIOTICS shall have the right to terminate this agreement in accordance with Clause 9 and shall have the rights described in clause 3.4, and POLYPEPTIDE shall [ * ] within [ * ] of receipt of the stock. Apart therefrom neither party shall incur any liability towards the other party. INTRABIOTICS shall either return the Product still in stock at INTRABIOTICS to POLYPEPTIDE or destroy same, each at [ * ].

         7.9 INTRABIOTICS has the right to authorise a representative to inspect POLYPEPTIDE's premises used for the production of the Product. Before an inspection takes place INTRABIOTICS shall reveal the full identity of its authorised representative to POLYPEPTIDE, who shall accept the representative, unless it has objectively valid reasons for not doing so. Inspections shall take place at INTRABIOTICS' own costs and shall not limit POLYPEPTIDE's responsibility for the manufacture of the Product. For this purpose, INTRABIOTICS' authorised representative shall be granted, upon previous request, access during business hours, to the part of POLYPEPTIDE's premises where the Product is manufactured.

8.       OWNERSHIP OF INTELLECTUAL PROPERTY

         8.1 INTRABIOTICS shall own and will have the exclusive rights to use all Process-specific and Product-specific know-how ("KNOW-HOW") and will own all patentable inventions ("INVENTIONS") relating to the Product made by POLYPEPTIDE or its external advisors in the course of this Agreement. All patent costs will be paid by INTRABIOTICS and INTRABIOTICS will direct all patent prosecution. In order to secure these rights for INTRABIOTICS, POLYPEPTIDE will ensure that the KNOW-HOW is kept confidential and execute such documents, including but not limited to invention disclosure and assignment agreements with its employees and advisors, as are necessary for INTRABIOTICS to obtain ownership of INVENTIONS. POLYPEPTIDE will supply to INTRABIOTICS reports including copies of significant data relating to the KNOW-HOW and INVENTIONS when relevant. POLYPEPTIDE is entitled to make use of any KNOW-HOW and INVENTIONS for other products than the Product without payment of any compensation to INTRABIOTICS.

         8.2 The DMF on the Product based on the facilities, technology, and knowledge of POLYPEPTIDE is the property of [ * ], which is only permitted to make use of the DMF for [ * ].

9.       TERM AND TERMINATION OF THIS AGREEMENT


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                                       9.

         9.1 This Agreement shall have an initial term of five (5) full calendar years following the first supplies of the Product hereunder and shall then automatically renew for three (3) years' periods unless POLYPEPTIDE terminates with thirty six (36) months' written notice, or INTRABIOTICS terminates with twenty four (24) months' written notice given prior to the commencement of any such renewal period.

         9.2 Each contract party shall be entitled to terminate the present contract without notice in the event of material breaches of contract by the other party or if bankruptcy or composition proceedings are opened on the estate of the other party. Notice of termination for a material breach of contract shall only be admissible if the other party was requested to rectify the contract impediment within 30 (thirty) days' period of grace without any response being forthcoming from the other party. Notice may only be served within one month after the end of the aforesaid limit.

10.      LIABILITY

         10.1 INTRABIOTICS shall indemnify, defend and hold POLYPEPTIDE and its agents, employees and directors (the "POLYPEPTIDE Indemnitees") harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorneys' fees) arising out of third party claims or suits resulting from the use, sale or promotion of Product or a product containing Product by INTRABIOTICS, its sublicensees, distributors or agents, except to the extent that such claims or suits result from negligence or intentional misconduct of POLYPEPTIDE or a POLYPEPTIDE Indemnitee in the manufacture of the Product. Upon assertion of such claim or suit, the POLYPEPTIDE Indemnitees shall promptly notify INTRABIOTICS thereof and INTRABIOTICS shall appoint counsel reasonably acceptable to the POLYPEPTIDE Indemnitees to represent the POLYPEPTIDE Indemnitees with respect to any claim or suit for which indemnification is sought. The POLYPEPTIDE Indemnitees shall not settle any such claim or suit without the prior written consent of INTRABIOTICS, unless they shall have first waived their rights to indemnification hereunder.

         10.2 POLYPEPTIDE shall indemnify, defend and hold INTRABIOTICS and its agents, employees and directors (the "INTRABIOTICS Indemnitees") harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorneys' fees) arising out of third party claims or suits resulting from negligence or intentional misconduct in the manufacture of Product by POLYPEPTIDE, except to the extent such claims or suits result from the negligence or wilful misconduct of INTRABIOTICS or an INTRABIOTICS Indemnitee. Upon assertion of such claim or suit, the INTRABIOTICS Indemnitees shall promptly notify POLYPEPTIDE thereof and POLYPEPTIDE shall appoint counsel reasonably acceptable to the INTRABIOTICS Indemnitees to represent the INTRABIOTICS Indemnitees with respect to any claim or suit for which indemnification is sought. The INTRABIOTICS Indemnitees shall not settle any such claim or suit without the prior written consent of POLYPEPTIDE, unless they shall have first waived their rights to indemnification hereunder.

         10.3 In no event shall either Party be liable to the other for incidental or consequential damages or for punitive damages us a result of any breach of this Agreement.

11.      ASSIGNMENT/TRANSFER


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COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      10 .

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party shall assign its rights and obligations under this Agreement without first obtaining the written consent of the other parties, which consent shall not be unreasonably withheld. Each of the parties may assign its rights and obligations to an Affiliate provided that the assigning party shall guarantee its Affiliate's performance and obligations under this Agreement, or to any successor by virtue of a merger or acquisition of substantially the entire business to which this Agreement relates or in the case of INTRABIOTICS to a licensee of the Product, without consent, but upon notice to the other party.

12.      FORCE MAJEURE

         Neither party is liable for failing to perform or having delayed the performance of its obligation under this agreement, if the performance is delayed or precluded by circumstances beyond its control, including but not limited to fire, flood, war, strike, lock-out, failure or shortage of public utilities due to governmental decrees, orders or legislation and court injunctions.

         The party, whose performance is delayed or precluded, shall immediately inform the other party of the circumstances preventing the performance.

         In the event that the circumstances preventing the performance continue for more than 60 days, each party will have a right to cancel the Agreement and neither of the parties will have a right to reimbursement or to any claim for damages as a result of the cancellation of the Agreement.

         In the event that POLYPEPTIDE's ability to supply Product in whole or in part to INTRABIOTICS is restricted by factors beyond its control and this Agreement is not terminated, POLYPEPTIDE shall treat and supply INTRABIOTICS in the same equitable manner as all of POLYPEPTIDES other major customers.

13.      OTHER PROVISIONS

         13.1 All amendments and changes to the present Agreement must be made in writing and signed by both Parties in order to be valid.

         13.2 Except as expressly provided herein, nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency or employer-employee relationship between the Parties. Neither Party shall have the right to incur any debts or make any commitments for the other.

         13.3 If individual provisions of the present Agreement are wholly or partially in breach of cogent law or if they are or become invalid for any other reason, the validity of the other provisions shall not be affected thereby. The present Agreement shall if necessary be amended by a valid provision which comes as close as possible to the original intention of the parties.

         13.4 Except as otherwise required by law, neither Party shall make any public disclosure as to the terms or existence of this Agreement without the prior written consent of the


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.



                                       11.

other. Notwithstanding this clause, INTRABIOTICS may publish that such an agreement has been entered into between the parties subject to pre-approval by POLYPEPTIDE of the wording.

         13.5 THE PARTIES EXPRESSLY DISCLAIM ALL WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF THIRD PARTY PATENTS, UNLESS OTHERWISE EXPRESSLY PROVIDED FOR IN THIS AGREEMENT.

         13.6 INTRABIOTICS and POLYPEPTIDE each represents and warrants to the other that, as of the Effective Date: (i) it is free to enter this Agreement; (ii) in so doing it will not violate any other agreement to which it is a party; (iii) it is a corporation duly organised and validly existing under the laws of the jurisdiction indicated above and, by virtue of such jurisdiction's laws, is in good standing as a domestic corporation of such jurisdiction; and (iv) it is qualified to do business in all jurisdictions in which qualification is necessary in order to perform its obligations hereunder.

         13.7 All disputes between the parties relating to this Agreement, including its interpretation that cannot be settled amicably by the parties, shall be settled by binding arbitration in the state of the defending party in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration carried out hereunder shall apply to the exclusion of regular legal means, provided that the rights of the Parties in urgent situations in which time is of the essence to obtain proper remedies in courts of law or equity shall remain unimpaired.

14.      APPLICABLE LAW AND JURISDICTION

         All matters arising under or related to the Agreement shall be governed by and construed under and pursuant to the laws of the State of California without regard to conflict of laws principles.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorised officers as of the day and year first above written, each copy of which shall for all purposes be deemed to be original.

POLYPEPTIDE LABORATORIES A/S               INTRABIOTICS PHARMACEUTICALS, INC.

/s/ Erik Lorentsen                         /s/ Thomas Shepherd
---------------------------------          -------------------------------------
Erik Lorentsen                             Thomas Shepherd
General Manager                            Vice President Corporate Development

FERRING PEPTIDE PRODUCTION AB


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       12.

/s/ Anders J. Andersen
---------------------------------
Anders J. Andersen
General Manager


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       13.

                                     ANNEX 1
                                  SPECIFICATION

TABLE OF CONTENTS:

Pages 1 and 2     INTRABIOTICS QUALITY SPECIFICATION No.: [ * ]

Page 3            - Storage

                  - Shipment


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       14.

                       INTRABIOTICS QUALITY SPECIFICATION

                                 QA ISSUED COPY

                            SPECIFICATION NO., [ * ]


----------------------------------------------------------------------------------------------------------------------
MATERIAL:
IB-367-03                  FOR INFORMATION ONLY
----------------------------------------------------------------------------------------------------------------------
DATE EFFECTIVE:                          SUPERCEDES:                            PAGE:
         Nov 26, 1996                             [ * ]                                  1 of 2
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
AUTHOR:                                  DEPT.:                                 DATE:
/s/  MISSING SIGNATURE                   Analytical Development                          11/26/96
----------------------------------------------------------------------------------------------------------------------
APPROVED:                                DEPT.:                                 DATE:
/s/ MISSING SIGNATURE                    Quality Assurance                               11/26/96
----------------------------------------------------------------------------------------------------------------------
APPROVED:                                DEPT.:                                 DATE:
/s/ MISSING SIGNATURE                    Pharmaceutical Development                      11/26/96
----------------------------------------------------------------------------------------------------------------------

DESCRIPTION:

L-Arginylglycylglycyl-L-leucyl-L-cystinyl-L-tryosyl-L-cystinyl-L-arginylglycl-
L-arginyl-L-phenylalanyl-L-cystinyl-L-valyl-L-cystinyl-L-valylglycl-L-
argininamide hydrochloride, cyclic (5-14),(7-12)-bisdisulfide

H(2)N-RGGLCYCRGRFCVCVGR-CONH(2)

IB-367-03
C(78)H(126)N(30)O(18)S(4) x-HCl-y H2O
Mol. Wt.: 1900.3 amu (anhydrous free base)


----------------------------------------------------------------------------------------------------------------------
TEST                                   SPECIFICATION                                                METHOD
----------------------------------------------------------------------------------------------------------------------
1. [ * ]                               [ * ]                                                        [ * ]
----------------------------------------------------------------------------------------------------------------------
2. [ * ]                               [ * ]                                                        [ * ]
----------------------------------------------------------------------------------------------------------------------
3. [ * ]                               [ * ]                                                        [ * ]
----------------------------------------------------------------------------------------------------------------------
4. [ * ]                               [ * ]                                                        [ * ]
----------------------------------------------------------------------------------------------------------------------
5. [ * ]                               [ * ]                                                        [ * ]
----------------------------------------------------------------------------------------------------------------------

IntraBiotics Pharmaceuticals, Inc.
816 Kifer Road
Sunnyvale, CA 94086


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       15.

                       INTRABIOTICS QUALITY SPECIFICATION

                                 QA ISSUED COPY

                            SPECIFICATION NO., [ * ]


----------------------------------------------------------------------------------------------------------------------
MATERIAL:
IB-367-03                  FOR INFORMATION ONLY
----------------------------------------------------------------------------------------------------------------------
DATE EFFECTIVE:                          SUPERCEDES:                            PAGE:
         Nov 26, 1996                             [ * ]                                  2 of 2
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
TEST                                   SPECIFICATION                                                METHOD
----------------------------------------------------------------------------------------------------------------------
6. [ * ]                               [ * ]                                                        [ * ]
----------------------------------------------------------------------------------------------------------------------
7. [ * ]                               [ * ]                                                        [ * ]
----------------------------------------------------------------------------------------------------------------------
8. [ * ]                               [ * ]                                                        [ * ]
----------------------------------------------------------------------------------------------------------------------
9.  [ * ]                              [ * ]                                                        [ * ]
----------------------------------------------------------------------------------------------------------------------
10. [ * ]                              [ * ]                                                        [ * ]
----------------------------------------------------------------------------------------------------------------------
11. [ * ]                              [ * ]                                                        [ * ]
----------------------------------------------------------------------------------------------------------------------
12. [ * ]                              [ * ]                                                        [ * ]
----------------------------------------------------------------------------------------------------------------------
13. [ * ]                              [ * ]                                                        [ * ]
----------------------------------------------------------------------------------------------------------------------
14. [ * ]                              [ * ]                                                        [ * ]
----------------------------------------------------------------------------------------------------------------------

IntraBiotics Pharmaceuticals, Inc.
816 Kifer Road
Sunnyvale, CA 94086


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       16.

                                     ANNEX 1

                                  SPECIFICATION

STORAGE: Store at recommended storage conditions.  [ * ].

SHIPMENT: the [ * ].

NB. The storage container and shipping conditions may be modified in the future once the proper stability data are available.




[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       17.